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                              Janus Adviser Series
                      Janus Institutional Money Market Fund
                Janus Institutional Government Money Market Fund

                        Supplement dated January 21, 2009
                       to Currently Effective Prospectuses

The Board of Trustees of the Janus Funds (the "Trustees") has approved a plan to liquidate and terminate Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (each, a "Fund" and collectively, the "Funds"), effective on or about April 30, 2009 (the "Liquidation Date") or at such earlier time as may be authorized by the Trustees. This plan is reflective of Janus Capital Management LLC's analysis of the competitive institutional money market business and current trends regarding the future of that business.

Effective as of January 22, 2009, the Funds will no longer accept investments by new shareholders. Effective February 2, 2009, the Funds will no longer accept investments by existing shareholders. All dividends will continue to be paid in accordance with a Fund's Prospectus until the Liquidation Date.

Shareholders of the Funds may redeem or exchange their Fund shares at any time prior to the Liquidation Date. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder of record. To prepare for the closing and liquidation of each Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, each Fund may deviate from its stated investment policies. The liquidation and closing of the Funds to shareholders may result in large shareholder redemptions, which could adversely affect a Fund's expense ratio and yield. There is no guarantee that a Fund will maintain a positive yield.

The liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their financial institution or by contacting a Janus representative at 1-800-295-2687.

                Please retain this Supplement with your records.

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                              Janus Adviser Series
                    Janus Institutional Cash Management Fund

                        Supplement dated January 21, 2009
                       to Currently Effective Prospectuses

The Board of Trustees of the Janus Funds (the "Trustees") has approved a plan to liquidate and terminate Janus Institutional Cash Management Fund (the "Fund"), effective on or about April 30, 2009 (the "Liquidation Date") or at such earlier time as may be authorized by the Trustees. This plan is reflective of Janus Capital Management LLC's analysis of the competitive institutional money market business and current trends regarding the future of that business.

Effective as of January 22, 2009, the Fund will no longer accept investments by new shareholders. Effective February 2, 2009, the Fund will no longer accept investments by existing shareholders. All dividends will continue to be paid in accordance with the Fund's Prospectus until the Liquidation Date.

Shareholders of the Fund may redeem or exchange their Fund shares at any time prior to the Liquidation Date. If a shareholder has not redeemed their shares as of the Liquidation Date, the shareholder's account will be automatically redeemed and proceeds will be sent to the shareholder of record. To prepare for the closing and liquidation of the Fund, the Fund's portfolio managers may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests. As a result, the Fund may deviate from its stated investment policies. The liquidation and closing of the Fund to shareholders may result in large shareholder redemptions, which could adversely affect the Fund's expense ratio and yield. There is no guarantee that the Fund will maintain a positive yield.

The liquidation of shares held by a shareholder will generally be considered a taxable event. A shareholder should consult their personal tax adviser concerning their particular tax situation.

A shareholder may obtain additional information by calling their financial institution or by contacting a Janus representative at 1-800-295-2687.

                Please retain this Supplement with your records.